AGREEMENT BY AND BETWEEN Wells Fargo Bank, N.A. Sioux Falls, South Dakota and AA-ENF-2024-72 The Office of the Comptroller of the Currency Wells Fargo Bank, N.A., Sioux Falls, South Dakota (“Bank”) and the Office of the Comptroller of the Currency (“OCC”) wish to assure the safety and soundness of the Bank and its compliance with laws and regulations. The Comptroller of the Currency (“Comptroller”) has identified deficiencies relating to the Bank’s anti-money laundering (“AML”) internal controls and financial crimes risk management practices and violations of law, rule, or regulation, including 12 C.F.R. § 21.21(d)(1) (internal control pillar), 12 C.F.R. § 21.11(d) (suspicious activity reporting), 31 C.F.R. § 1020.210(a)(2)(v)(A) (customer due diligence), 31 C.F.R. § 1020.220(a)(2)(i)(A)(3) (customer identification program), 31 C.F.R. § 1010.230(b)(2) (beneficial ownership), 31 C.F.R. § 1010.313 (currency transaction reporting), and 31 C.F.R. § 1010.410(f)(1) (travel rule). The Bank has begun to take corrective action and has committed to taking all necessary and appropriate steps to remedy the deficiencies identified by the OCC and to enhance its internal controls and financial crimes risk management practices. Therefore, the OCC, through the duly authorized representative of the Comptroller, and the Bank, through its duly elected and acting Board of Directors (“Board”), hereby agree that the Bank shall operate at all times in compliance with the following: ARTICLE I JURISDICTION (1) The Bank is an “insured depository institution” as that term is defined in 12 U.S.C. § 1813(c)(2).

(2) The Bank is a national banking association within the meaning of 12 U.S.C. § 1813(q)(1)(A), and is chartered and examined by the OCC. See 12 U.S.C. § 1 et seq. ARTICLE II COMPLIANCE COMMITTEE (1) The Board shall maintain a Compliance Committee of at least three (3) members, of which a majority shall be directors who are not employees or officers of the Bank or any of its subsidiaries or affiliates. In the event of a change of the membership, the Board shall submit in writing to the Examiner-in-Charge within ten (10) days the name of any new or resigning committee member. The Compliance Committee shall be responsible for approving the action plan required under Article III of this Agreement, along with monitoring and overseeing the Bank’s compliance with the provisions of this Agreement. The Compliance Committee shall meet at least quarterly and maintain minutes of its meetings. (2) Within forty-five (45) days after the end of the first full calendar quarter after the Bank receives a written determination of no supervisory objection to the action plan required under Article III of this Agreement, and thereafter within forty-five (45) days after the end of each calendar quarter, the Bank shall prepare, and the Compliance Committee shall submit to the Board, a written progress report setting forth in detail: (a) the specific corrective actions undertaken to comply with each Article of this Agreement; (b) the results and status of the corrective actions; and (c) a description of the outstanding corrective actions needed to achieve compliance with each Article of this Agreement and the party or parties responsible for the completion of outstanding corrective actions.

(3) The Board shall forward a copy of the progress report, with any additional comments by the Board, to the Examiner-in-Charge within fifteen (15) days following the first Board meeting following the Board’s receipt of such report. ARTICLE III BSA/AML AND OFAC SANCTIONS ACTION PLAN (1) Within one-hundred twenty (120) days of the effective date of this Agreement, the Bank shall submit to the Examiner-in-Charge for review and prior written determination of no supervisory objection an acceptable written plan (“Action Plan”) that details the remedial actions necessary to achieve and sustain compliance with the Bank Secrecy Act, as amended (31 U.S.C. § 5311 et seq.), and the rules and regulations promulgated thereunder (collectively, the “BSA”), and all relevant U.S. economic sanctions laws, Executive Orders, rules and regulations, including the rules and regulations of the Office of Foreign Assets Control (collectively, “OFAC Sanctions”), and that incorporates the substantive requirements of Articles IV through XII of this Agreement and all corrective actions addressing BSA/AML or OFAC Sanctions concerns and violations formally communicated by the OCC to the Bank in writing that remain open as of the effective date of this Agreement. (2) The Action Plan shall include, at a minimum: (a) a description of the required corrective actions; (b) the specific Article and associated paragraph (and, if applicable, subparagraph) that each corrective action will address; (c) reasonable and well-supported timelines for completing the corrective actions. These timelines shall reflect appropriate consideration of the possible impact on timing caused by any interdependencies between corrective actions, and further, shall be inclusive of time needed for the Bank to validate completion and effectiveness of the corrective actions; and (d) the person(s) responsible for completing the corrective actions. (3) Upon receipt of a written determination of no supervisory objection to the Action Plan from the Examiner-in-Charge, the Board shall ensure the Bank has timely adopted the Action Plan and shall verify that the Bank thereafter adheres to the Action Plan, including the timelines set forth within the Action Plan. (4) The Compliance Committee shall review the implementation of the Action Plan at least quarterly, and more frequently if necessary or if required by the OCC in writing, and direct Bank management to amend the Action Plan as needed. (5) In the event the Examiner-in-Charge requires changes to the Action Plan, the Bank shall promptly incorporate the required changes into the Action Plan and submit the revised Action Plan to the Examiner-in-Charge for review and prior written determination of no supervisory objection. (6) The Bank shall not take any action, including modifications to the Action Plan that has received a written determination of no supervisory objection from the Examiner-in- Charge, that will cause a significant deviation from, or material change to, the Action Plan. (7) Where the Bank considers significant deviations from or material changes to the Action Plan appropriate, the Bank shall submit the proposed modifications to the Action Plan to the Examiner-in-Charge for prior written determination of no supervisory objection. Following receipt of a written determination of no supervisory objection, the Board shall ensure the Bank has timely adopted the revised Action Plan and shall verify that the Bank thereafter adheres to the revised Action Plan, including the timelines set forth within the revised Action Plan. The Bank shall provide quarterly written notifications to the Examiner-in-Charge of any other modifications to the Action Plan. (8) Within one hundred twenty (120) days of receipt of a prior written determination of no supervisory objection to the Action Plan, the Bank’s Internal Audit department shall complete a review of the Bank’s progress towards implementing the Action Plan. On a quarterly basis thereafter, Internal Audit should review and communicate that Bank management’s Action Plan progress report is accurate, including a review of whether any changes have occurred that require no supervisory objection. The review shall be memorialized in writing and, within thirty (30) days of completion, Internal Audit shall provide its report to the Compliance Committee and the Examiner-in-Charge. ARTICLE IV FRONT-LINE FINANCIAL CRIMES RISK MANAGEMENT (1) Within the time periods specified in the Action Plan for which the Examiner-in- Charge has provided no supervisory objection, the Bank shall enhance BSA/AML and OFAC Sanctions compliance risk management by front-line units by, at a minimum: (a) delineating clear roles and responsibilities and lines of authority for BSA/AML and OFAC Sanctions front-line compliance risk management functions; (b) strengthening policies, procedures, and controls to ensure the effective implementation by front-line units of the Bank’s enterprise-wide BSA/AML and OFAC Sanctions programs;

(c) strengthening front-line BSA/AML and OFAC Sanctions controls testing to ensure effective testing by personnel with the requisite knowledge, skills, and experience and a process to report the results; (d) improving and implementing an effective process to ensure the Bank maintains sufficient front-line financial crimes operations staff with the appropriate knowledge, skills, and experience needed to support the Bank’s BSA/AML and OFAC Sanctions programs; and (e) providing sufficient and ongoing BSA/AML and OFAC Sanctions training to front-line employees based on the individual’s job-specific duties and responsibilities. ARTICLE V INDEPENDENT RISK MANAGEMENT (1) Within the time periods specified in the Action Plan for which the Examiner-in- Charge has provided no supervisory objection, the Bank shall enhance the independent second- line Financial Crimes Risk Management (“FCRM”) function and its oversight of front-line units by, at a minimum: (a) delineating clear roles and responsibilities and lines of authority for BSA/AML and OFAC Sanctions compliance risk management within the FCRM function; (b) strengthening policies, procedures, and controls to ensure effective implementation by FCRM of the Bank’s enterprise-wide BSA/AML and OFAC Sanctions programs, including with respect to management information reporting, the functioning of FCRM-related forums, and oversight of front-line units; (c) developing and implementing effective policies, procedures, and controls to oversee the appropriate risk rating, monitoring, escalation, performance of root cause and impact analyses, and resolution of BSA/AML and OFAC Sanctions issues in a timely manner; (d) strengthening the Bank’s second-line BSA/AML and OFAC Sanctions testing program to ensure effective testing by personnel with the requisite knowledge, skills, and experience and a process to report the results; (e) reviewing, improving, and implementing an effective process to ensure the Bank maintains sufficient FCRM staff with the appropriate knowledge, skills, and experience needed to support the Bank’s BSA/AML and OFAC Sanctions programs; and (f) providing sufficient and ongoing BSA/AML and OFAC Sanctions training to FCRM employees. ARTICLE VI BSA/AML AND OFAC SANCTIONS INDEPENDENT TESTING (1) Within the time periods specified in the Action Plan for which the Examiner-in- Charge has provided no supervisory objection, the Bank shall develop, and the Audit Committee of the Board (“Audit Committee”) shall approve, enhancements to the Bank’s written audit program component concerning BSA/AML and OFAC Sanctions to ensure effective independent testing of the Bank’s compliance with the BSA and OFAC Sanctions, relative to its risk profile, and the overall adequacy of the Bank’s BSA/AML and OFAC Sanctions compliance programs (“BSA/AML/OFAC Audit Program”). Refer to the FFIEC Bank Secrecy Act/Anti- Money Laundering Examination Manual: “BSA/AML Independent Testing” (2020). (2) The BSA/AML/OFAC Audit Program shall address and determine, at a minimum, whether: (a) the Bank’s BSA/AML and OFAC Sanctions Risk Assessment adequately captures its risk profile; (b) the Bank’s policies, procedures, and controls are reasonably designed to achieve compliance with the BSA and OFAC Sanctions and appropriate for the Bank’s risk profile; (c) the Bank adheres to its policies, procedures, and controls for BSA/AML and OFAC Sanctions compliance; (d) the Bank’s information technology sources, systems, and controls used to support the BSA/AML and OFAC Sanctions compliance program are adequate; (e) management is taking appropriate and timely action to address any deficiencies noted in independent testing and regulatory examinations; and (f) BSA/AML and OFAC Sanctions training is provided for appropriate personnel, tailored to specific functions and positions, and includes supporting documentation. (3) The BSA/AML/OFAC Audit Program shall also, at a minimum: (a) include risk assessment processes that document the products, services, customers, and geographies that impact the quantity and quality of the Bank’s BSA/AML and OFAC Sanctions risks and the Bank’s controls;

(b) include processes for the development of and adherence to an appropriate BSA/AML and OFAC Sanctions audit plan that takes into account the Bank’s BSA/AML and OFAC Sanctions risks; (c) require appropriate documentation supporting: (i) the inclusion and exclusion of auditable areas in the Bank’s audit universe and of internal controls for testing; and (ii) changes to planned design of control and control effectiveness testing; (d) include controls for periodically reviewing, updating, and documenting changes to the audit plan and communicating significant changes to the Audit Committee; (e) include appropriate audit test scripts designed to ensure consistent execution of BSA/AML and OFAC Sanctions audits across the enterprise; and (f) include controls to ensure sufficient staff with the appropriate knowledge, skills, and experience needed to support the BSA/AML/OFAC Audit Program. (4) Management shall require prompt reporting of deficiencies in BSA/AML and OFAC Sanctions controls identified by Internal Audit through the BSA/AML/OFAC Audit Program to the Audit Committee, and to senior management. The reports shall indicate the severity of the deficiencies, the risks, and the required corrective actions. The Compliance Committee shall ensure that management takes prompt action to remedy deficiencies cited in audit reports. The Audit Committee shall ensure that the BSA/AML/OFAC Audit Program reviews and validates corrective action promptly. ARTICLE VII CUSTOMER IDENTIFICATION PROGRAM, CUSTOMER DUE DILIGENCE, AND CUSTOMER RISK IDENTIFICATION (1) Within the time periods specified in the Action Plan for which the Examiner-in- Charge has provided no supervisory objection, the Board shall ensure that Bank management develops and adopts an enhanced written customer due diligence program to ensure appropriate and effective collection and analysis of customer due diligence (“CDD”) information by all business lines (“CDD Program”). The CDD Program shall also ensure the Bank operates in accordance with applicable laws and regulations, including applicable laws and regulations addressing Customer Identification Program (“CIP”) requirements, CDD, and beneficial ownership, and be consistent with the Bank’s money laundering, terrorist financing and other illicit financial activity risk assessments. Refer to the FFIEC Bank Secrecy Act/Anti-Money Laundering Examination Manual: “Customer Due Diligence” (2018), “Beneficial Ownership Requirements for Legal Entity Customers” (2018), and “Customer Identification Program” (2021). (2) The Bank’s CDD Program shall include, at a minimum: (a) clear definitions for customer risk levels; (b) a methodology for assigning defined risk levels to the customer base that considers the customer’s entire relationship and appropriate factors such as type of customer; purpose of the account; geographic location; and the expected account activity by type of service used, including the volume, velocity, and frequency by dollar amount and number;

(c) risk-based requirements to collect, maintain, and timely update all information necessary to establish an accurate customer risk profile; (d) procedures to require the collection and verification of appropriate CIP information for the opening of new accounts in compliance with 31 C.F.R. § 1020.220; (e) procedures to require the collection and verification of appropriate beneficial ownership information for the opening of new accounts for legal entity customers in compliance with 31 C.F.R. § 1010.230; (f) procedures that contain a clear statement of management’s and staff’s responsibilities, including procedures, authority, and responsibility for reviewing and approving changes to a customer’s risk profile, as applicable; (g) procedures to ensure staff responsible for CDD and CIP information have sufficient authority, training, and skills to perform their assigned responsibilities; (h) procedures for identifying and timely remediating instances where required CDD and CIP information is missing or incomplete; (i) a process documented in writing to identify higher-risk current customers and accounts exhibiting high-risk characteristics for money laundering, terrorist financing, or other illicit activity; (j) procedures for ongoing monitoring and periodic reviews of higher-risk customers, which shall include, at a minimum: (i) risk-based criteria establishing how often to conduct periodic reviews of higher-risk customers; (ii) documented evidence of transactional analysis, including comparing expected, historical, and current activity, the source and use of funds, trends, and activity patterns; and (iii) documented analysis of all significant information in the file, including the identification of significant disparities, investigation of high-risk indicators and potentially suspicious activity, and well-supported conclusions; and (k) procedures to ensure that customer risk ratings are appropriately incorporated into the Bank’s money laundering, terrorist financing and other illicit financial activity risk assessment. ARTICLE VIII SUSPICIOUS ACTIVITY IDENTIFICATION (1) The Bank shall incorporate the remediation of any gaps and deficiencies identified by the Bank’s coverage assessment of its current suspicious activity identification and transaction monitoring controls into the Action Plan required by Article III of this Agreement. (2) Within the time periods specified in the Action Plan for which the Examiner-in- Charge has provided no supervisory objection, the Board shall ensure that Bank management develops and adopts an enhanced suspicious activity monitoring and reporting program (“Suspicious Activity Review Program”) to ensure the timely, appropriate, and effective identification of unusual activity. Refer to the FFIEC Bank Secrecy Act/Anti-Money Laundering Examination Manual: “Suspicious Activity Reporting – Overview” (2015), “Supervisory Guidance on Model Risk Management,” April 11, 2011 (OCC Bulletin 2011-12); “Bank Secrecy

Act/Anti-Money Laundering: Interagency Statement on Model Risk Management for Bank Systems Supporting BSA/AML Compliance,” April 12, 2021 (OCC Bulletin 2021-19); and the “Model Risk Management” booklet of the Comptroller’s Handbook. (3) The Bank’s Suspicious Activity Review Program shall include, at a minimum: (a) policies, procedures, and controls for identifying reportable activity across all lines of business, including suspicious activity relating to the opening of new accounts, the monitoring of current accounts, and transactions processed by, to, or through the Bank; (b) procedures and controls for periodically reviewing the coverage of transaction monitoring and reports; and (c) procedures and controls to ensure that: (i) transaction monitoring systems apply appropriate rules, thresholds, and filters for monitoring transactions, accounts, customers, products, services, and geographic areas commensurate with the Bank’s BSA/AML risk profile; (ii) the Bank’s methodology for establishing and adjusting rules, thresholds and filters is appropriately documented; and (iii) automated transaction monitoring systems are subject to periodic independent validation, the findings of which are documented, reported, and timely addressed.

ARTICLE IX BSA/AML AND OFAC RISK ASSESSMENT (1) Within the time periods specified in the Action Plan for which the Examiner-in- Charge has provided no supervisory objection, the Bank shall enhance its written, enterprise- wide BSA/AML and OFAC Sanctions Risk Assessment methodology. The BSA/AML and OFAC Sanctions Risk Assessment methodology shall reflect a comprehensive analysis of the Bank’s money laundering and terrorist financing, OFAC Sanctions, and other illicit financial activity risks and provide strategies to control those risks and limit any identified vulnerabilities. Refer to the FFIEC Bank Secrecy Act/Anti-Money Laundering Examination Manual: “BSA/AML Risk Assessment” (2020) and “Office of Foreign Assets Control” (2015). (2) The BSA/AML and OFAC Sanctions Risk Assessment methodology shall include, at a minimum: (a) an analysis of the Bank’s products, channels, customers (including consideration of customers that typically pose higher BSA/AML and OFAC Sanctions risk), transactions (including consideration of volumes and types of transactions and services by country or geographic location), and geographic locations in which the Bank is engaged; (b) an assessment of BSA/AML and OFAC Sanctions risk both separately within the Bank’s business lines and on a consolidated basis across all of the Bank’s products, channels, transactions, customers, and geographies; (c) a provision requiring maintenance of appropriate documentation of data and information used to support the Bank’s BSA/AML and OFAC

Sanctions Risk Assessment’s conclusions (with supporting documentation readily accessible for third-party review); (d) an assessment of the adequacy of the Bank’s internal controls designed to address the risks identified through the BSA/AML and OFAC Sanctions Risk Assessment that incorporates findings from regulatory examinations, front-line and second-line testing, and audit reviews; and (e) identification of the Bank’s residual risk. (3) In accordance with the timelines set forth in the Action Plan for which the Examiner-in-Charge has provided no supervisory objection, and at least annually thereafter, Bank management shall perform a written BSA/AML and OFAC Sanctions Risk Assessment in accordance with the enhanced methodology required by this Article. (4) Bank management shall review, and, as necessary, update the BSA/AML Risk Assessment methodology annually, and more frequently if necessary or if required by the OCC in writing, or whenever there is a significant change in BSA/AML and OFAC Sanctions risk within the Bank or the lines of businesses within the Bank. (5) The Board shall promptly review and provide credible challenge to the BSA/AML and OFAC Sanctions Risk Assessment and any subsequent updates and document its review in the Board minutes. The Bank shall promptly provide a copy of the BSA/AML and OFAC Sanctions Risk Assessment and the minutes documenting the Board’s review of the BSA/AML and OFAC Sanctions Risk Assessment to the Examiner-in-Charge. (6) The Bank shall enhance its targeted BSA/AML and OFAC Sanctions risk assessments to ensure that such risk assessments provide meaningful risk analysis with respect to certain products, services, customers, geographies, and affiliate relationships and shared services. ARTICLE X BSA/AML AND OFAC SANCTIONS SYSTEMS DESIGN AND ADEQUACY AND DATA INTEGRITY (1) Within the time periods specified in the Action Plan for which the Examiner-in- Charge has provided no supervisory objection, the Bank shall establish a methodology for, and conduct, an assessment to evaluate whether the Bank’s current BSA/AML and OFAC Sanctions transaction monitoring systems and reports, SAR filing system, OFAC Sanctions screening systems, customer risk rating system, Currency Transaction Report filing system, and BSA/AML and OFAC Sanctions risk assessment system (collectively, the “Key BSA/AML and OFAC Compliance Systems”) are commensurate with the Bank’s BSA/AML and OFAC Sanctions risk profile, operations, and lines of business, are adequately designed and working as intended, and whether additional investments are needed to upgrade the Bank’s Key BSA/AML and OFAC Compliance Systems (“BSA/AML and OFAC Systems Resource Assessment”). The Compliance Committee shall ensure that management corrects any deficiencies identified by the BSA/AML and OFAC Systems Resource Assessment and implements any plans or recommendations resulting from the BSA/AML and OFAC Systems Resource Assessment. The Bank shall incorporate its plan to implement effective remediation of any identified gaps and deficiencies into the Action Plan required by Article III of this Agreement. (2) Within the time periods specified in the Action Plan for which the Examiner-in- Charge has provided no supervisory objection, the Board shall ensure that the Bank develops and adopts an effective written program to ensure the integrity of data relevant to the Key BSA/AML and OFAC Compliance Systems (“Data Integrity Program”).

(3) The Data Integrity Program shall address or include, effective policies, procedures, or associated controls, as applicable, to ensure, at a minimum, that the Bank: (a) develops and periodically updates comprehensive inventories of Bank systems which contain data relevant to the Key BSA/AML and OFAC Sanctions Compliance Systems; (b) establishes clear roles and responsibilities for the management and oversight of BSA/AML and OFAC Sanctions data; (c) identifies high priority BSA/AML and OFAC Sanctions use cases related to the Key BSA/AML and OFAC Sanctions Compliance Systems; (d) documents data dictionaries and data sourcing process maps and desktop procedure(s) related to the Key BSA/AML and OFAC Sanctions Compliance Systems; (e) creates data lineage documentation for the Key BSA/AML and OFAC Sanctions Compliance Systems, implements controls designed to ensure the FCRM team is informed of systems-related projects impacting financial crimes use cases, and remediates data defects within the lines of business and relevant enterprise functions; (f) creates comprehensive end-to-end data lineage documentation from Key BSA/AML and OFAC Sanctions Compliance Systems to upstream sources, performs quality assurance of lineage documentation, and defines an enterprise process for notification of systems-related projects;

(g) enhances the FCRM team’s governance and oversight of data defects, defect remediation, and systems-related projects impacting financial crimes use cases; (h) maintains procedures and controls to ensure timely and accurate information is provided to the Key BSA/AML and OFAC Sanctions Compliance Systems, including periodic data reconciliation of data feeds to Key BSA/AML and OFAC Sanctions Compliance Systems; (i) conducts risk-based data and control testing for completeness, accuracy, and control effectiveness for Key BSA/AML and OFAC Sanctions Compliance Systems; and (j) provides training to targeted audiences involved in the data supply chain. ARTICLE XI OFAC SANCTIONS COMPLIANCE PROGRAM (1) Within the time periods specified in the Action Plan for which the Examiner-in- Charge has provided no supervisory objection, the Board shall ensure that the Bank develops and adopts an enhanced written compliance program designed to ensure that the Bank complies with OFAC Sanctions (“OFAC Compliance Program”). Refer to the FFIEC Bank Secrecy Act/Anti- Money Laundering Examination Manual: “Office of Foreign Assets Control” (2015); “Supervisory Guidance on Model Risk Management,” April 11, 2011 (OCC Bulletin 2011-12); “Bank Secrecy Act/Anti-Money Laundering: Interagency Statement on Model Risk Management for Bank Systems Supporting BSA/AML Compliance,” April 12, 2021 (OCC Bulletin 2021-19); and the “Model Risk Management” booklet of the Comptroller’s Handbook. (2) The OFAC Compliance Program shall include, at a minimum:

(a) policies, procedures, and controls for screening and assessing new potential customers, existing customers, and transactions against applicable OFAC Sanctions lists and applicable regulatory requirements; (b) procedures and controls to ensure that data relied upon to conduct OFAC Sanctions screening is accurate; and (c) procedures and controls to ensure that the Bank’s automatic OFAC Sanctions screening system is timely and effectively tuned and, as appropriate, validated. ARTICLE XII RESTRICTION ON NEW PRODUCTS, SERVICES, AND MARKETS (1) Within sixty (60) days of the effective date of this Agreement, the Bank shall submit to the Examiner-in-Charge, for review and prior written determination of no supervisory objection, a new business initiative program to assess and mitigate the BSA/AML and OFAC Sanctions risks of new products, services, or geographic markets. The program must include: (a) clear definitions of the BSA/AML and OFAC risk levels applicable to new products, services, and geographic markets; (b) an effective process for assessing the BSA/AML or OFAC Sanctions risks posed by new products, services, or geographic markets; and (c) an effective process for determining that the Bank has sufficient internal controls, including, but not limited to, sufficient CDD and suspicious activity monitoring controls, and sufficient staff across its lines of defense to mitigate such risks.

(2) Until the Bank receives a prior written determination of no supervisory objection pursuant to Paragraph (1) of this Article: (a) the Bank shall not expand into new products, services, or geographic markets with a medium or high BSA/AML or OFAC Sanctions inherent risk without receiving a prior written determination of no supervisory objection from the Examiner-in-Charge. The Bank shall make any request for a prior written determination of no supervisory objection in writing to the Examiner-in-Charge and include a copy of the assessment discussed in Paragraph (1); and (b) the Bank shall not expand into new products, services, or geographic markets with a low BSA/AML or OFAC Sanctions inherent risk without providing at least thirty (30) days prior written notification and a copy of the assessment discussed in Paragraph (1) to the Examiner-in-Charge. (3) After the Bank receives a prior written determination of no supervisory objection pursuant to Paragraph (1) of this Article, the Bank shall not expand into new products, services, or geographic markets with a medium or high BSA/AML and OFAC Sanctions inherent risk without providing at least thirty (30) days prior written notification and a copy of the assessment discussed in Paragraph (1) to the Examiner-in-Charge. (4) After receipt of any individual notification in writing, the Examiner-in-Charge may extend the notification period described in Paragraph (2)(b) or (3) for an additional thirty (30) days.

ARTICLE XIII GENERAL BOARD RESPONSIBILITIES (1) The Board shall ensure that the Bank has timely adopted and implemented all corrective actions required by this Agreement, and shall verify that the Bank adheres to the corrective actions and they are effective in addressing the Bank’s deficiencies that resulted in this Agreement. (2) In each instance in which this Agreement imposes responsibilities upon the Board or one of its committees, including the Compliance Committee and Audit Committee, it is intended to mean that the Board or the specified committee, as applicable, shall: (a) authorize, direct, and adopt corrective actions as may be necessary for the Bank to perform the obligations and undertakings imposed on the Bank by this Agreement; (b) ensure that the Bank has sufficient controls, management, personnel, control systems, and corporate and risk governance to implement and adhere to all provisions of this Agreement; (c) require that Bank management and personnel have sufficient training and authority to execute their duties and responsibilities pertaining to or resulting from this Agreement; (d) hold Bank management and personnel accountable for executing their duties and responsibilities pertaining to or resulting from this Agreement; (e) require appropriate, adequate, and timely reporting to the Board by Bank management of corrective actions directed by the Board to be taken under the terms of this Agreement; and

(f) address any noncompliance with corrective actions in a timely and appropriate manner. (3) With respect to each of the programs required by Articles VI (1), VII (1), VIII (2), X (2), XI (1), and XII (1) (each, a “Program”), the Board shall review the effectiveness of the Program at least annually, and more frequently if necessary or if required by the OCC in writing, and cause management to amend the Program as needed or directed by the OCC. The Bank shall forward a copy of each such adopted Program to the Examiner-in-Charge within fifteen (15) days of adoption. Any material amendment to the Program shall be forwarded to the Examiner- in-Charge within fifteen (15) days of adoption. ARTICLE XIV OTHER PROVISIONS (1) As a result of this Agreement, the Bank is not: (a) precluded from being treated as an “eligible bank” for the purposes of 12 C.F.R. Part 5, unless the Bank fails to meet any of the requirements contained in subparagraphs (1) – (4) of 12 C.F.R. § 5.3, Definitions, Eligible bank or eligible savings association, or is otherwise informed in writing by the OCC; (b) subject to the restrictions in 12 C.F.R. § 5.51 requiring prior notice to the OCC of changes in directors and senior executive officers or the limitations on golden parachute payments set forth in 12 C.F.R. Part 359, unless the Bank is otherwise subject to such requirements pursuant to 12 C.F.R. § 5.51(c)(7)(i) and (iii); and

(c) precluded from being treated as an “eligible bank” for the purposes of 12 C.F.R. Part 24, unless the Bank fails to meet any of the requirements contained in 12 C.F.R. § 24.2(e)(1)-(3) or is otherwise informed in writing by the OCC. (2) This Agreement supersedes all prior OCC communications issued pursuant to 12 C.F.R. §§ 5.3, 5.51(c)(7)(ii), and 24.2(e)(4). ARTICLE XV CLOSING (1) This Agreement is intended to be, and shall be construed to be, a “written agreement” within the meaning of 12 U.S.C. § 1818, and expressly does not form, and may not be construed to form, a contract binding on the United States, the OCC, or any officer, employee, or agent of the OCC. Notwithstanding the absence of mutuality of obligation, or of consideration, or of a contract, the OCC may enforce any of the commitments or obligations herein undertaken by the Bank under its supervisory powers, including 12 U.S.C. § 1818(b)(1), and not as a matter of contract law. The Bank expressly acknowledges that neither the Bank nor the OCC has any intention to enter into a contract. The Bank also expressly acknowledges that no officer, employee, or agent of the OCC has statutory or other authority to bind the United States, the U.S. Treasury Department, the OCC, or any other federal bank regulatory agency or entity, or any officer, employee, or agent of any of those entities to a contract affecting the OCC’s exercise of its supervisory responsibilities. (2) This Agreement is effective upon its issuance by the OCC, through the Comptroller’s duly authorized representative. Except as otherwise expressly provided herein, all references to “days” in this Agreement shall mean calendar days and the computation of any period of time imposed by this Agreement shall not include the date of the act or event that commences the period of time. (3) The provisions of this Agreement shall remain effective and enforceable except to the extent that, and until such time as, such provisions are amended, suspended, waived, or terminated in writing by the OCC, through the Comptroller’s duly authorized representative. If the Bank seeks an extension, amendment, suspension, waiver, or termination of any provision of this Agreement, the Board or a Board-designee shall submit a written request to the Deputy Comptroller asking for the desired relief. Any request submitted pursuant to this paragraph shall include a statement setting forth in detail the special circumstances that warrant the desired relief or prevent the Bank from complying with the relevant provision(s) of this Agreement, and shall be accompanied by relevant supporting documentation. The OCC’s decision concerning a request submitted pursuant to this paragraph, which will be communicated to the Board in writing, is final and not subject to further review. (4) The Bank will not be deemed to be in compliance with this Agreement until it has adopted, implemented, and adhered to all of the corrective actions set forth in each Article of this Agreement; the corrective actions are effective in addressing the Bank’s deficiencies; and the OCC has verified and validated the corrective actions. An assessment of the effectiveness of the corrective actions requires sufficient passage of time to demonstrate the sustained effectiveness of the corrective actions. (5) Each citation, issuance, or guidance referenced in this Agreement includes any subsequent citation, issuance, or guidance that replaces, supersedes, amends, or revises the referenced cited citation, issuance, or guidance.

(6) No separate promise or inducement of any kind has been made by the OCC, or by its officers, employees, or agents, to cause or induce the Bank to enter into this Agreement. (7) All reports, plans, or programs submitted to the OCC pursuant to this Agreement shall be forwarded via email, to the Examiner-in-Charge, or other such designees as determined by the Examiner-in-Charge. (8) The terms of this Agreement, including this paragraph, are not subject to amendment or modification by any extraneous expression, prior agreements, or prior arrangements between the parties, whether oral or written. IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller as his duly authorized representative, has hereunto set his signature on behalf of the Comptroller. Mark D. Richardson Deputy Comptroller Large Bank Supervision Mark D. Richardson Digitally signed by Mark D. Richardson Date: 2024.09.12 07:59:18 -04'00'